U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2004

INFODATA SYSTEMS INC.
(Exact Name of Registrant as Specified in its Charter)

0-10416
(Commission File Number)

Virginia	16-0954695
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation)

13454 Sunrise Valley Drive, Suite 500
Herndon, VA	20171-3282
(Address of Principal Executive Office)	(Zip Code)

(703) 945-5205   (Issuer’s Telephone Number)

Item 7(c). Exhibit.

The following exhibit is furnished herewith:

99.1	Press Release dated May 11, 2004.

Item 12. Results of Operations and Financial Condition.

        Furnished herewith as an exhibit is a press release issued by Infodata Systems Inc. on May 11, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFODATA SYSTEMS INC.
/s/ Norman F. Welsch
Date: May 12, 2004	Norman F. Welsch
Chief Financial Officer and Corporate
Secretary